UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2004

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 2, 2004, Cleveland-Cliffs Inc (the "Company") filed a Current report of form 8-K to set forth in one document a description of the Common Shares (as defined below) of the Company. On November 9, 2004, the Company’s Board of Directors approved an amendment to the Company’s Amended Articles of Incorporation (1) to change each issued and unissued authorized Common Share into two Common Shares, (2) to proportionately increase the authorized number of Common Shares from 28,000,000 to 56,000,000 shares, and (3) to decrease the par value of the issued and unissued Common Shares from $1.00 per share to $0.50 per share. On May 9, 2006, the Directors approved an amendment to the Company’s Amended Articles of Incorporation (1) to change each issued and unissued authorized Common Share into two common shares, (2) to proportionately increase the authorized number of Common Shares from 56,000,000 to 112,000,000 shares, and (3) to decrease the par value of the issued and unissued Common Shares from $0.50 per share to $0.25 per share. On March 11, 2008, the Directors approved an amendment (the "Third Amendment") to the Company’s Amended Articles of Incorporation (1) to change each issued and unissued authorized Common Share into two Common Shares, (2) to proportionately increase the authorized number of Common Shares from 112,000,000 to 224,000,000 shares, and (3) to decrease the par value of the issued and unissued Common Shares from $0.25 per share to $0.125 per share. The Third Amendment became effective on May 1, 2008. A copy of the Third Amendment is attached as Exhibit 3(a) to the Current Report on Form 8-K filed on April 23, 2008.

The description set forth below highlights important terms of the Common Shares as of the date hereof. This description is not a complete description of the terms of the Common Shares and is qualified by reference to the full text of the exhibits hereto, which are incorporated by reference into this document, and the provisions of Ohio law cited herein.

Description of Common Shares

General

The Company has authorized 224,000,000 Common Shares, par value $0.125 per share (the "Common Shares"). The holders of Common Shares are entitled to one vote for each share on all matters upon which shareholders have the right to vote and, upon proper notice, are entitled to cumulative voting rights in the election of directors. Common Shares do not have any preemptive rights, are not subject to redemption and do not have the benefit of any sinking fund.

Holders of Common Shares are entitled to receive such dividends as the Company’s directors from time to time may declare out of funds legally available therefore. Entitlement to dividends is subject to the preferences granted to other classes of securities the Company has or may have outstanding in the future. In the event of liquidation of the Company, holders of Common Shares are entitled to share in any assets of the Company remaining after satisfaction in full of its liabilities and satisfaction of such dividend and liquidation preferences as may be possessed by the holders of other classes of securities the Company has or may have outstanding in the future.

The Common Shares are listed on the New York Stock Exchange under the symbol "CLF."

The transfer and registrar for the Common Shares is Computershare Trust Company, N.A.

Ohio Control Share Statute

Section 1701.831 of the Ohio Revised Code requires the prior authorization of the shareholders of certain corporations in order for any person to acquire, either directly or indirectly, shares of that corporation that would entitle the acquiring person to exercise or direct the exercise of 20 percent or more of the voting power of that corporation in the election of directors or to exceed specified other percentages of voting power. In the event an acquiring person proposes to make such an acquisition, the person is required to deliver to the corporation a statement disclosing, among other things, the number of shares owned, directly or indirectly, by the person, the range of voting power that may result from the proposed acquisition and the identity of the acquiring person. Within 10 days after receipt of this statement, the corporation must call a special meeting of shareholders to vote on the proposed acquisition. The acquiring person may complete the proposed acquisition only if the acquisition is approved by the affirmative vote of the holders of at least a majority of the voting power of all shares entitled to vote in the election of directors represented at the meeting excluding the voting power of all "interested shares." Interested shares include any shares held by the acquiring person and those held by officers and directors of the corporation as well as by certain others, including many holders commonly characterized as arbitrageurs. Section 1701.831 does not apply to a corporation if its articles of incorporation or code of regulations state that the statute does not apply to a corporation. Neither the Company’s Amended Articles of Incorporation nor its Amended Regulations contain a provision opting out of this statute.

Ohio Interested Shareholder Statute

Chapter 1704 of the General Corporation Law of the State of Ohio prohibits certain corporations from engaging in a "chapter 1704 transaction" with an "interested shareholder" for a period of three years after the date of the transaction in which the person became an interested shareholder, unless, among other things:

• the articles of incorporation expressly provide that the corporation is not subject to the statute (the Company has not made this election);

• the board of directors of the corporation approves the chapter 1704 transaction or the acquisition of the shares before the date the shares were acquired.

After the three-year moratorium period, the corporation may not consummate a chapter 1704 transaction unless, among other things, it is approved by the affirmative vote of the holders of at least two-thirds of the voting power in the election of directors and the holders of a majority of the voting shares, excluding all shares beneficially owned by an interested shareholder or an affiliate or associate of an interested shareholder, or the shareholders receive certain minimum consideration for their shares. A chapter 1704 transaction includes certain mergers, sales of assets, consolidations, combinations and majority share acquisitions involving an interested shareholder. An interested shareholder is defined to include, with limited exceptions, any person who, together with affiliates and associates, is the beneficial owner of a sufficient number of shares of the corporation to entitle the person, directly or indirectly, alone or with others, to exercise or direct the exercise of 10 percent or more of the voting power in the election of directors after taking into account all of the person’s beneficially owned shares that are not then outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number - Description of Exhibits

3(a) Amended Articles of Incorporation of Cleveland-Cliffs Inc, as filed with Secretary of State of the State of Ohio on January 20, 2004 (filed as Exhibit 3(a) to Form 10-K of Cleveland-Cliffs Inc filed on February 13, 2004 and incorporated by reference, SEC File No. 1-08944)

3(b) Amendment to Cleveland-Cliffs Inc Amended Articles of Incorporation, dated November 30, 2004 (filed as Exhibit 3(a) to Form 8-K of Cleveland-Cliffs Inc filed on December 3, 2004 and incorporated by reference, SEC File No. 1-08944)

3(c) Amendment No. 2 to Amended Articles of Incorporation, dated June 7, 2006 (filed as Exhibit 3(a) to Form 8-K of Cleveland-Cliffs Inc filed on June 9, 2006 and incorporated by reference, SEC File No. 1-08944)

3(d) Amendment No. 3 to Amended Articles of Incorporation, dated April 21, 2008 (filed as Exhibit 3(a) to Form 8-K of Cleveland-Cliffs Inc filed on April 23, 2008 and incorporated by reference, SEC File No. 1-08944)

3(e) Regulations of Cleveland-Cliffs Inc as of February 25, 1985 (filed as Exhibit 3(b) to Annual Report on Form 10-K of Cleveland-Cliffs Inc filed on February 2, 2001 and incorporated by reference, SEC file No. 1-08944)

4(a) Form of Common Share Certificate (filed as Exhibit 4(a) to the Quarterly Report on Form 10-Q of Cleveland-Cliffs Inc filed on May 6, 2008 and incorporated by reference, SEC file No. 1-08944)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

May 21, 2008	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary